UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2004



                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           ILLINOIS                        0-21923              36-3873352
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
            Incorporation)                                  Identification No.)

      727 NORTH BANK LANE                                         60045
     LAKE FOREST, ILLINOIS                                     (Zip Code)
(Address of principal executive
           offices)


        Registrant's telephone number, including area code (847) 615-4096



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the
                  Exchange Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT.

         The information provided in Item 2.03 is hereby incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENTS OF A REGISTRANT.

         (a)(1) On December 13, 2004, the Company's wholly-owned subsidiary, Wintrust Capital Trust VII, a Delaware statutory trust (the "Trust"), issued $50,000,000 of trust preferred securities (the "Capital Securities") in a private placement pursuant to an applicable exemption from registration. The Company will irrevocably and unconditionally guarantee the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with proceeds of $1,550,000 from the issuance of common securities (the "Common Securities") by the Trust to the Company, will be used to purchase $51,550,000 of the Company's junior subordinated debentures (the "Debentures"), the proceeds of which will be used to fund a portion of the purchase price of the Company's previously announced acquisition of Antioch Holding Company and for general corporate purposes.

         (2) The Capital Securities and the Debentures are redeemable on March 15, 2035, unless sooner redeemed in accordance with the provisions of an indenture (the "Indenture") entered into between the Company and JPMorgan Chase Bank, National Associate, as trustee (the "Trustee"). Distributions on the Capital Securities are cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears. Except for the first distribution period ending on March 15, 2005 (which will bear a coupon rate equal to LIBOR of 2.47% plus 1.95%), the coupon rate on the Capital Securities for a given distribution period will be equal to three-month LIBOR plus 1.95% (but not to exceed the highest rate permitted under New York law, as may be modified by United States law general applicability). Distributions may be deferred by the Company for up to 20 consecutive quarterly periods.

         Early Redemption. The Capital Securities and Debentures are redeemable, subject to prior approval by the Federal Reserve, at any time commencing on the fifth anniversary of their issuance, at par, and may be redeemed earlier, subject to prior approval by the Federal Reserve, following the occurrence of a Special Event. "Special Event" is defined in the transaction documents as either
(i) the receipt by the Company and the Trust of an opinion of counsel to the effect that there is more than an insubstantial risk that (a) the Trust is, or will be within 90 days of the date of such opinion, subject to federal income tax with respect to the income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (c) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from distributions to holders of the Capital Securities, more than de minimis amount of other taxes, duties or other governmental charges ((a), (b) and (c) are collectively referred to as a "Tax Event"); (ii) the receipt by the Company of an opinion of counsel to the effect that, as a result of the occurrence of a change in law or regulation, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion will be, considered as an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (an "Investment Company Event"); or (iii) the receipt by the Company and the Trust of an opinion of counsel to the effect that there is more than an insubstantial risk that, within 90 days of the date of such opinion, the aggregate liquidation amount of the Capital Securities will not be eligible to be treated by the Company as "Tier 1 Capital" for purposes of the capital adequacy guidelines of the applicable federal financial institutions regulatory agency (a "Capital Treatment Event"); provided that the inability of the Company to treat all or any portion of the aggregate liquidation amount of the Capital Securities as Tier 1 Capital shall not constitute the basis for a Capital Treatment Event, if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries, or any other class of security or interest which the applicable federal financial institutions regulatory agency, may now or hereafter accord Tier 1 Capital treatment in excess of the amount which may now or hereafter qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided further that the distribution of the Debentures in connection with the liquidation of the Trust by the Company will not in and of itself constitute a Capital Treatment Event unless such liquidation shall have occurred in connection with a Tax Event or Investment Company Event.

         Indenture Events of Default. Either the Trustee or the holders of at least 25% of the aggregate principal amount of the Debentures outstanding have a right to accelerate payment of principal outstanding under the Debentures if an event of default occurs under the Indenture, which includes any one of the following events:

         (a) the Company defaults in the payment of any interest upon any Debentures when it becomes due and payable (unless the Company has elected and may defer interest payments under the Indenture), and continuance of such default for a period of 30 days; or

         (b) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration pursuant the Indenture or otherwise; or

         (c) the Company defaults in the payment of any interest upon any Debentures when it becomes due and payable following the nonpayment of any such interest for 20 or more consecutive quarterly periods; or

         (d) failure of the Company to observe certain covenants under the Indenture for a period of 90 days after receipt of notice of such failure; or

         (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (g) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of such Common Securities and Capital Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Common Securities and Capital Securities or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Amended and Restated Declaration of Trust among the Trustee, the Company and the administrators of the Trust (the "Declaration").

         Under the Declaration, any proceeds received upon payment or redemption of the Debentures will be used to redeem a pro rata amount of Capital Securities and Common Securities.

         (3) The duration of the Trust will be 35 years, unless earlier dissolved. If at any time the Trust is required to pay taxes, duties, assessments or other governmental charges of any kind ("Additional Amounts") as a result of a Tax Event, then the Company is required to pay to the Trust additional sums so that the net amount received by the Trust after paying such amounts would equal the amount the Trust would have received had no such Additional Amounts been imposed.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINTRUST FINANCIAL CORPORATION
                                              (Registrant)

                                              By:  /s/ David L. Stoehr
                                                   -----------------------------
                                                   David L. Stoehr
                                                   Executive Vice President and
                                                     Chief Financial Officer

Date:  December 13, 2004